FORM 8-K

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                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

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        Date of Report (date of earliest event reported):  August 27, 1994



                           PARAMOUNT COMMUNICATIONS INC.
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              (Exact name of registrant as specified in its charter)



               Delaware             1-5404               74-1330475
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            (State or other         (Commission          (IRS Employer
             jurisdiction of         File Number)
            Identification No.)
             incorporation)


                      1515 Broadway, New York, New York              10036
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            (Address of principal executive offices)                 (Zip Code)


            Registrant's telephone number, including area code:  (212) 258-6000
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                                    Page 1 of 8 Pages
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                               Exhibit Index Appears on Page 4
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                 Item 5.   Other Events
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                      1.  On August 27, 1994, Viacom Inc. ("Viacom"),
                 Paramount Communications Realty Corporation ("PCR"), a wholly owned subsidiary of Paramount Communications Inc. (which is in turn a wholly owned subsidiary of Viacom), ITT Corporation ("ITT"), Rainbow Garden Corporation ("Rainbow") and MSG Holdings, L.P. (the "Purchaser"), entered into an Agreement and Plan of Merger, dated as of August 27, 1994 (the "Merger Agreement") providing for the merger of Madison Square Garden Corporation, a Delaware corporation ("MSG"), with and into the Purchaser, with the Purchaser as the surviving corporation (the "Merger").

                      The Merger Agreement provides that, at the effective
                 time of the Merger, all the issued and outstanding shares of common stock, no par value, of MSG will be cancelled and converted automatically into the right to receive an aggregate of approximately $1.075 billion in cash.

                      Consummation of the Merger is subject to certain
                 conditions, including among other things, (i) expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and (ii) receipt of necessary approvals from the National Basketball Association and the National Hockey League.

                      A copy of the press release by Viacom, dated August
                 28, 1994, relating to the above-described transaction is attached hereto as Exhibit 99 (a) and is incorporated herein by reference.

                      2. On August 31, 1994, Viacom agreed to sell the assets of television station WTXF in Philadelphia, Pennsylvania to Fox Television Stations, Inc. for $200 million and other consideration. Consummation of the sale is subject to, among other things, expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and receipt of approval of the Federal Communications Commission.

                      A copy of the press release by Viacom, dated August
                 31, 1994, relating to the sale of WTXF is attached hereto as Exhibit 99 (b) and is incorporated herein by reference.


                 Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                          (c) The following exhibits are filed as part of this report on Form 8-K:

                  Exhibit 99    (a) Press release by Viacom Inc., dated
                                    August 28, 1994.
                                (b) Press release by Viacom Inc. dated
                                    August 31, 1994.


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                                     SIGNATURE


                Pursuant to the requirements of the Securities
            Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PARAMOUNT COMMUNICATIONS INC.



            Date:  September 1, 1994            By:  /s/ Michael D. Fricklas
                                                     -----------------------
                                                    Michael D. Fricklas
                                                    Senior Vice President,
                                                      Deputy General Counsel









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                                        EXHIBIT INDEX
                                        -------------

        Exhibit No.             Description                       Page
        -----------             -----------                       ----


       Exhibit 99     (a)  Press Release by Viacom Inc. dated
                           August 28, 1994                          5

                      (b)  Press Release by Viacom Inc. dated
                           August 31, 1994                          7














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